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                                                                  EXHIBIT 23.2
                              BK ASSOCIATES, INC.
                            1295 Northern Boulevard
                           Manhasset, New York 11030
                      (516) 365-6272 - Fax (516) 365-6287


                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1997.


Date: June 26, 1997                    BK ASSOCIATES, INC.



                                      By: /s/ John F. Keitz
                                          ------------------
                                          Name: John F. Keitz
                                          Title: President